                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM


                          NORTHERN STATES POWER COMPANY
                            (A MINNESOTA CORPORATION)

                                       TO


                            BNY MIDWEST TRUST COMPANY






                            EFFECTIVE AUGUST 1, 2002



                         SUPPLEMENTAL TO TRUST INDENTURE
                             DATED FEBRUARY 1, 1937

                                       AND

                            SUPPLEMENTAL AND RESTATED
                                 TRUST INDENTURE
                                DATED MAY 1, 1988

                                TABLE OF CONTENTS

                                                                                                             PAGE




Parties..........................................................................................................1

Recitals.........................................................................................................1

Form of Bonds of Series due August 28, 2012......................................................................3

Form of Trustee's Certificate....................................................................................8

Further Recitals.................................................................................................8


ARTICLE I             SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO THE LIEN OF THE ORIGINAL INDENTURE..........13
         Section 1.01.         .................................................................................13

ARTICLE II            DEFINITIONS...............................................................................15
         Section 2.01.         .................................................................................15

ARTICLE III           PROVISIONS OF 8.00% SERIES A AND SERIES B FIRST MORTGAGE BONDS DUE AUGUST 28, 2012........17
         Section 3.01.         .................................................................................17
         Section 3.02.         .................................................................................18
         Section 3.03.         .................................................................................20
         Section 3.04.         .................................................................................21
         Section 3.05.         .................................................................................21
         Section 3.06.         .................................................................................24
         Section 3.07.         .................................................................................24
         Section 3.08.         .................................................................................25
         Section 3.09.         .................................................................................28

ARTICLE IV            APPOINTMENT OF AUTHENTICATING AGENT.......................................................28
         Section 4.01.         .................................................................................28
         Section 4.02.         .................................................................................28
         Section 4.03.         .................................................................................29
         Section 4.04.         .................................................................................30

ARTICLE V             FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE............................30
         Section 5.01.         .................................................................................30
         Section 5.02.         .................................................................................30
         Section 5.03.         .................................................................................30
         Section 5.04.         .................................................................................31

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                             PAGE


         Section 5.05.         .................................................................................31
         Section 5.06.         .................................................................................34

ARTICLE VI            AMENDMENTS TO INDENTURE...................................................................35
         Section 6.01.         .................................................................................35

ARTICLE VII           MISCELLANEOUS.............................................................................35
         Section 7.01.         .................................................................................35
         Section 7.02.         .................................................................................35
         Section 7.03.         .................................................................................35
         Section 7.04.         .................................................................................36
         Section 7.05.         .................................................................................36
         Section 7.06.         .................................................................................36

         Supplemental Trust Indenture, made effective as of the 1st day of August, 2002, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the County of Minneapolis, Minnesota (the "Company"), party of the first part, and BNY MIDWEST TRUST COMPANY, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago, Illinois (as successor Trustee to Harris Trust and Savings
Bank) (the "Trustee"), party of the second part;

WITNESSETH:

         WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the "Predecessor Company") has heretofore executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust, all property, real, personal and mixed then owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with the provisions of the 1937 Indenture for the equal pro rata benefit and security of all and each of the bonds issued and to be issued thereunder in accordance with the provisions thereof; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

         WHEREAS, the Predecessor Company prior to August 1, 2000, and thereafter, the Company, heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

                   DATE OF SUPPLEMENTAL
                     TRUST INDENTURE                                 DESIGNATION OF SERIES
                  ----------------------                             ---------------------
                  February 1, 1944                           Series due February 1, 1974 (retired)
                  October 1, 1945                            Series due October 1, 1975 (retired)
                  July 1, 1948                               Series due July 1, 1978 (retired)
                  August 1, 1949                             Series due August 1, 1979 (retired)
                  June 1, 1952                               Series due June 1, 1982 (retired)

                   DATE OF SUPPLEMENTAL
                     TRUST INDENTURE                                 DESIGNATION OF SERIES
                  ----------------------                             ---------------------
                  October 1, 1954                            Series due October 1, 1984 (retired)
                  September 1, 1956                          Series due 1986 (retired)
                  August 1, 1957                             Series due August 1, 1987 (redeemed)
                  July 1, 1958                               Series due July 1, 1988 (retired)
                  December 1, 1960                           Series due December 1, 1990 (retired)
                  August 1, 1961                             Series due August 1, 1991 (retired)
                  June 1, 1962                               Series due June 1, 1992 (retired)
                  September 1, 1963                          Series due September 1, 1993 (retired)
                  August 1, 1966                             Series due August 1, 1996 (redeemed)
                  June 1, 1967                               Series due June 1, 1995 (redeemed)
                  October 1, 1967                            Series due October 1, 1997 (redeemed)
                  May 1, 1968                                Series due May 1, 1998 (redeemed)
                  October 1, 1969                            Series due October 1, 1999 (redeemed)
                  February 1, 1971                           Series due March 1, 2001 (redeemed)
                  May 1, 1971                                Series due June 1, 2001 (redeemed)
                  February 1, 1972                           Series due March 1, 2002 (redeemed)
                  January 1, 1973                            Series due February 1, 2003 (redeemed)
                  January 1, 1974                            Series due January 1, 2004 (redeemed)
                  September 1, 1974                          Pollution Control Series A (redeemed)
                  April 1, 1975                              Pollution Control Series B (redeemed)
                  May 1, 1975                                Series due May 1, 2005 (redeemed)
                  March 1, 1976                              Pollution Control Series C (retired)
                  June 1, 1981                               Pollution Control Series D, E and F (redeemed)
                  December 1, 1981                           Series due December 1, 2011 (redeemed)
                  May 1, 1983                                Series due May 1, 2013 (redeemed)
                  December 1, 1983                           Pollution Control Series G (redeemed)
                  September 1, 1984                          Pollution Control Series H (redeemed)
                  December 1, 1984                           Resource Recovery Series I (redeemed)
                  May 1, 1985                                Series due June 1, 2015 (redeemed)
                  September 1, 1985                          Pollution Control Series J, K and L
                  July 1, 1989                               Series due July 1, 2019 (redeemed)
                  June 1, 1990                               Series due June 1, 2020 (redeemed)
                  October 1, 1992                            Series due October 1, 1997 (retired)
                  April 1, 1993                              Series due April 1, 2003
                  December 1, 1993                           Series due December 1, 2000 (retired), and December 1,
                                                             2005
                  February 1, 1994                           Series due February 1, 1999 (retired)
                  October 1, 1994                            Series due October 1, 2001 (retired)
                  June 1, 1995                               Series due July 1, 2025
                  April 1, 1997                              Pollution Control Series M (redeemed), N, 0 and P
                  March 1, 1998                              Series due March 1, 2003, and March 1, 2028
                  May 1, 1999                                Resource Recovery Series Q

                   DATE OF SUPPLEMENTAL
                     TRUST INDENTURE                                 DESIGNATION OF SERIES
                  ----------------------                             ---------------------
                  June 1, 2000                               Resource Recovery Series R
                  June 1, 2002                               Series due August 15, 2003
                  July 1, 2002                               Pollution Control Series S; and

         WHEREAS, on August 18, 2000 New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

         WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company's subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture, were assumed by, the Company (the "Assignment"); and

         WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as Trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture"; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture (except for those Supplemental Trust Indentures executed after May 1, 1988); and

         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988, shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVIII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

         WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, the Trustee accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

         WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

         WHEREAS, the Company is desirous of providing for the creation of two new series of First Mortgage Bonds, said new series of bonds to be designated "First Mortgage Bonds, Series A due August 28, 2012" and "First Mortgage Bonds, Series B due August 28, 2012," and the bonds of each such series to be issued as registered bonds without coupons in denominations of a multiple of $1,000, and the bonds of each such series to be substantially in the form and of the tenor following with the redemption prices inserted therein in conformity with the provisions of Section 3.03 hereof, to-wit:

           (Form of Bonds of Series [A](1) [B](2) due August 28, 2012)
                          NORTHERN STATES POWER COMPANY
             (Incorporated under the laws of the State of Minnesota)
                               First Mortgage Bond
                    Series [A](1) [B](2) Due August 28, 2012

No. _______________                                            $________________

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (A)(1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (4) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (6) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND (B) IN EACH CASE

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF EACH STATE OF THE UNITED STATES. AN INSTITUTIONAL ACCREDITED INVESTOR HOLDING THIS SECURITY AGREES IT WILL FURNISH TO THE COMPANY AND THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT ANY TRANSFER BY IT OF THIS SECURITY COMPLIES WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT IS (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2),(3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT.;](3)

[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS AN INSTITUTIONAL INVESTOR ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND IN THE CASE OF THE FOREGOING CLAUSE (E), A CERTIFICATE OF TRANSFER (A FORM OF WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE) COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUER AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.](4)

         [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation, to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of The Depository Trust Company (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of The Depository Trust Company), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.](5)

         NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby promises to pay to [_____________] or its registered assigns, at the office of the Trustee, in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, an amount equal to [_________] Dollars [minus the aggregate principal amount of any definitive bonds of this Series A due August 28, 2012 ("Series A Bonds due August 28, 2012") issued in exchange for a portion or portions hereof and minus the aggregate principal amount of any Series B Bonds due August 28, 2012 (as such term is defined in the New Supplemental Indenture (as hereinafter defined)) issued in exchange for a portion or portions of this bond](1) (the difference thereof, the "Outstanding Principal"), in lawful money of the United States of America, on the 28th day of August, 2012, and to pay interest on the Outstanding Principal in like money at the rate of 8.00 percent per annum [(subject to the paragraph of this bond which refers to a Special Interest Premium)](1) from the last date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, from the [date of this bond,](1) [last date to which interest was paid or duly provided for on the Series A Bonds due August 28, 2012 (as such term is defined in the New Supplemental Indenture) occurring prior to the date on which this bond was issued, or if no interest has been paid or duly provided for on the Series A

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

Bonds due August 28, 2012, from the date of the Series A Bonds due August 28, 2012,](2) until the Company's obligation with respect to the payment of such Outstanding Principal shall be discharged; said interest being payable at the option of the person entitled to such interest either at the office of the Trustee, in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, on the 28th day of February and on the 28th day of August in each year provided that as long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any February 28 or August 28 will be paid to the person in whose name this bond was registered at the close of business on the record date (the February 13 prior to such February 28 or the August 13 prior to such August 28 (whether or not a business day)).

[EXCEPT UNDER THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THESE GLOBAL BONDS MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE REGISTERED DEPOSITORY OR BY A NOMINEE OF THE REGISTERED DEPOSITORY TO THE REGISTERED DEPOSITORY, ANOTHER NOMINEE OF THE REGISTERED DEPOSITORY, A SUCCESSOR OF THE REGISTERED DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.](5)

         This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 51 supplemental trust indentures (collectively, the "Supplemental Indentures"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture effective as of August 1, 2002 for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to BNY MIDWEST TRUST COMPANY (as successor trustee to Harris Trust and Savings Bank) (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture is referred to herein as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture upon the happening of a default as provided in the Indenture.

         With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 66 2/3% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest.

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

         The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures executed prior to May 1, 1988. The Restated Indenture will become effective and operative (the "Effective Date") when all bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

         The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

         This bond is one of the series designated on the face hereof which series is limited to [an amount equal to](2) $450,000,000 [minus the aggregate principal amount of all outstanding Series A Bonds due August 28, 2012](2) in aggregate principal amount as provided in the New Supplemental Indenture.

         The bonds of this Series [A](1) [B](2) due August 28, 2012, shall be redeemable at the option of the Company as a whole or in part on any date upon not less than 30 days' previous notice to be given in the manner and with the effect provided in Section 2 of Article X of the 1937 Indenture (except that, on and after the Effective Date, such notice shall be given in the manner and effect provided in Section 10.02 of the Indenture) at a redemption price equal to the greater of (a) the principal amount being redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of this Series [A](1) [B](2) due August 28, 2012 that are being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 50 basis points, plus in each case accrued and unpaid interest to the redemption date.

         "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series.

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations for such redemption date, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Independent Investment Banker" means Lehman Brothers Inc. or its successor or, if such firm is unwilling or unable to select the Comparable Treasury Issue, one of the remaining Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer" means (i) each of Lehman Brothers Inc. and any other primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") designated by, and not affiliated with, Lehman Brothers Inc. and their respective successors, provided, however, that if Lehman Brothers Inc. or any of its designees shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         Bonds of this series are not subject to a sinking fund.

         This bond is transferable as prescribed in the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in Chicago, Illinois, or at the option of the owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

         Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

         No charge shall be made by the Company for any exchange or transfer of bonds of this Series [A](1) [B](2) due August 28, 2012, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

         The Company shall not be required to issue, transfer or exchange any bond of this series during a period of ten (10) days immediately preceding any selection of bonds of this series to be redeemed. The Company shall not be required to transfer or exchange any bond of this series called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of this series which has been called for partial redemption.

         [The Company has entered into a Registration Rights Agreement dated as of August 29, 2002 (the "Registration Rights Agreement") with the Initial Purchasers (as defined therein). Pursuant to such Registration Rights Agreement, the Company has agreed to file with the Securities and Exchange Commission (the "SEC") a registration statement and/or a shelf registration statement under the Securities Act of 1933 for an offer to exchange the bonds of this Series A due August 28, 2012 for a like aggregate principal amount of Series B Bonds due August 28, 2012 issued pursuant to the New Supplemental Indenture and subject to the terms and conditions of the Registration Rights Agreement that are in all material respects identical to the bonds of this Series A due August 28, 2012 except that such exchange Series B Bonds due August 28, 2012 shall be issued pursuant to an effective registration statement, shall not be subject to the paragraph of the bonds of this Series A due August 28, 2012 which refers to a Special Interest Premium and shall not subject to certain restrictions on transfer that are applicable to bonds of this Series A due August 28, 2012.](1)

         [Upon the occurrence of certain circumstances set forth in Section 2(e) of the Registration Rights Agreement (including without limitation, the failure of the Company to file a registration statement within the specified time period, the failure of such registration statement and/or a shelf registration statement (referred to therein) to become effective within the specified time periods, the failure of a shelf registration statement to remain in effect or the failure of the Company to exchange Series B Bonds due August 28, 2012 for Series A Bonds due August 28, 2012 tendered for exchange pursuant to the terms of the Registration Rights Agreement), the interest rate payable on this bond shall increase (in addition to the interest rate set forth above) and additional interest reflecting such increase shall accrue with respect to this bond, from the date of such occurrence until but not including the date on which such circumstances shall cease to exist as provided in Section 2(e) of the Registration Rights Agreement, at the rate of one half of one percent (0.50%) per annum (the "Special Interest Premium"), which additional interest shall be payable hereon at the times, in the manner and subject to the same terms and conditions set forth herein and in the New Supplemental Indenture, as though the interest rate set forth above had been increased by one half of one percent (0.50%) per annum; provided, however that the aggregate amount of any Special Interest Premiums shall not exceed one half of one percent (0.50%) per annum (regardless of whether multiple events triggering a Special Interest Premium exist).](1)

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

         No recourse shall be had for the payment of the principal of or the interest on this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

         This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of BNY Midwest Trust Company (as successor trustee to Harris Trust and Savings Bank), as Trustee under the Indenture, or its successor thereunder.

         IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.


Dated: [        ]                              NORTHERN STATES POWER
                                               COMPANY

       Attest:                                 By:
              ----------------------------        ------------------------------
              Secretary                           President

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

                         (Form of Trustee's Certificate)
         This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                       BNY MIDWEST TRUST COMPANY, as
                                       Trustee

                                       By:
                                           -------------------------------------
                                                  Authorized Officer

(1) To be inserted only in Series A Bonds due August 28, 2012.
(2) To be inserted only in Series B Bonds due August 28, 2012.
(3) To be inserted only in Series A Bonds due August 28, 2012 other than Regulation S Global Bonds.
(4) To be inserted only in Regulation S Global Bonds
(5) To be inserted only in Global Bonds.

and
         WHEREAS, the Company is desirous of conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee and to its respective successors in trust, additional property acquired by it subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of August 1, 2000; and

         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and of conveying, assigning, transferring, mortgaging, pledging, setting over and confirming to the Trustee additional property of the Company, and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture have been duly authorized by a resolution adopted by the Board of Directors of the Company;

         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

         NOW, THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with BNY Midwest Trust Company (as successor trustee to Harris Trust and Savings Bank), as Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder, as follows:

                                   ARTICLE I

                  SPECIFIC SUBJECTION OF ADDITIONAL PROPERTY TO
                       THE LIEN OF THE ORIGINAL INDENTURE

         Section 1.01. The Company in order to better secure the payment, of both the principal and interest of all bonds of the Company at any time outstanding under the Indenture according to their tenor and effect and the performance of and compliance with the covenants and conditions contained in the Indenture, has granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed and by these presents does grant, bargain, sell, warrant, release, convey, assign, transfer, mortgage, pledge, set over, and confirm to the Trustee and to its respective successors in said trust forever, subject to the rights reserved by the Company in and by the provisions of the Indenture, all of the property described and mentioned or enumerated in a schedule annexed hereto and marked Schedule A, reference to said schedule being made hereby with the same force and effect as if the same were incorporated herein at length; together with all and singular the tenements, hereditaments, and appurtenances belonging and in any way appertaining to the aforesaid property or any part thereof with the reversion and reversions, remainder and remainders, tolls, rents and revenues, issues, income, products, and profits thereof;

         Also, in order to subject the personal property and chattels of the Company to the lien of the Indenture and to conform with the provisions of the Uniform Commercial Code, all fossil, nuclear, hydro, and other electric generating plants, including buildings and other structures, turbines, generators, exciters, boilers, reactors, nuclear fuel, other boiler plant equipment, condensing equipment and all other generating equipment; substations; electric transmission and distribution systems, including structures, poles, towers, fixtures, conduits, insulators, wires, cables, transformers, services and meters; steam heating mains and equipment; gas transmission and distribution systems, including structures, storage facilities, mains, compressor stations, purifier stations, pressure holders, governors, services, and meters; telephone plant and related distribution systems; trucks and trailers; office, shop, and other buildings and structures, furniture and equipment; apparatus and equipment of all other kinds and descriptions; materials and supplies; all municipal and other franchises, leaseholds, licenses, permits, privileges, patents and patent rights; all shares of stock, bonds, evidences of indebtedness, contracts, claims, accounts receivable, choses in action and other intangibles, all books of account and other corporate records;

         Excluding, however, all merchandise and appliances heretofore or hereafter acquired for the purpose of sale to customers and others;

         All the estate, right, title, interest, and claim, whatsoever, at law as well as in equity which the Company now has or hereafter may acquire in and to the aforesaid property and every part and parcel thereof subject, however, to the right of the Company, until the happening of a completed default as defined in Section 1 of Article XIII of the Original Indenture prior to the Effective Date and upon the occurrence and continuation of a Completed Default as defined in the Indenture on and after the Effective Date, to retain in its possession all shares of stock, notes, evidences of indebtedness, other securities and cash not expressly required by the provisions hereof to be deposited with the Trustee, to retain in its possession all contracts, bills and accounts receivable, motor cars, any stock of goods, wares and merchandise, equipment or supplies acquired for the purpose of consumption in the operation, construction, or repair of any of the properties of the Company, and to sell, exchange, pledge, hypothecate, or otherwise dispose of any or all of such property so retained in its possession free from the lien of the Indenture, without permission or hindrance on the part of the Trustee, or any of the bondholders. No person in any dealings with the Company in respect of any such property shall be charged with any notice or knowledge of any such completed default (prior to the Effective Date) or Completed Default (after the Effective Date) under the Indenture while the Company is in possession of such property. Nothing contained herein or in the Indenture shall be deemed or construed to require the deposit with, or delivery to, the Trustee of any of such property, except such as is specifically required to be deposited with the Trustee by some express provision of the Indenture;

To have and to hold all said property, real, personal, and mixed, granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, or confirmed by the Company as aforesaid, or intended so to be, to the Trustee and its successors and assigns forever, subject, however, to permitted liens as defined in Section 5 of Article I of the 1937 Indenture prior to the Effective Date and to Permitted Encumbrances on and after the Effective Date and to the further reservations, covenants, conditions, uses, and trusts set forth in the Indenture; in trust nevertheless for the same purposes and upon the same conditions as are set forth in the Indenture.

                                   ARTICLE II

                                   DEFINITIONS

         SECTION 2.01.

         (a) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed thereto in the Indenture.

         (b) For all purposes of this Supplement Trust Indenture, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following respective meanings (such meanings shall apply equally to both the singular and plural forms of the respective terms):

         "Beneficial Owner" means any Participant or any person claiming a beneficial ownership in any of the Series A or Series B Bonds due August 28, 2012 under or through the Registered Depository (or its nominee) or any Participant.

         "Closing Date" means August 29, 2002, the date on which the Initial Bonds are first issued and sold under the Indenture.

         "DTC" means The Depository Trust Company.

         "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

         "Exchange Bonds" means the Series B Bonds due August 28, 2012 to be issued under the Indenture and this Supplemental Trust Indenture in exchange for the Initial Bonds pursuant to the Exchange Offer.

         "Exchange Offer" means the offer by the Company, pursuant to an effective registration statement filed with the Securities and Exchange Commission (the "SEC"), to exchange all of the Series B Bonds due August 28, 2012 for all of the outstanding Series A Bonds due August 28, 2012 in accordance with the terms and provisions of the Registration Rights Agreement.

         "Exchange Offer Consummation Date" means the date on which the Exchange Offer is consummated in accordance with the terms and provisions of the Registration Rights Agreement.

         "Global Bonds" means any Series A or Series B Bonds due August 28, 2012, the registered owner of which is the Registered Depository or its nominee.

         "Initial Bonds" means the Series A Bonds due August 28, 2012 being issued by the Company under the Indenture and this Supplemental Trust Indenture and sold to the Initial Purchasers pursuant to the Purchase Agreement.

         "Initial Purchasers" has the meaning set forth in the Purchase
Agreement.

         "Institutional Accredited Investor" shall have the meaning ascribed thereto in Section 3.01(b) hereof.

         "Participant" means any participant of the Registered Depository.

         "Purchase Agreement" means the Purchase Agreement dated as of August 22, 2002 among the Company and the Initial Purchasers.

         "QIB" shall have the meaning given to such term in Section 3.01(b) hereof.

         "Registered Depository" means any clearing agency registered with the SEC pursuant to Section 17A of the Securities Exchange Act of 1934 (the "Exchange Act") with whom the Company and the Trustee have entered into an agreement providing that such clearing agency shall act as the depository and clearing agency for the bonds of Series A and Series B due August 28, 2012. The initial Registered Depository shall be DTC.

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of August 29, 2002 among the Company and the Initial Purchasers.

         "Regulation S" means Regulation S promoted under the Securities Act of 1933, as amended (the "Securities Act").

         "Regulation S Global Bond" means one or more Global Bonds deposited with a custodian for, and registered in the name of a nominee of, the Registered Depository, interest in which will be held for the benefit of purchasers of the bonds in offshore transactions under Regulation S.

         "Resale Restriction Termination Date" means the period of two years after the later of the original issue date of a Restricted Security and the last date on which the Company or any affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted Security).

         "Restricted Securities" shall have the meaning given to such term in
Section 3.08 hereof.

         "Rule 144A" means Rule 144A promulgated under the Securities Act.

         "Rule 144A Global Bond" means the one or more bonds deposited with a custodian for, and registered in the name of a nominee of, the Registered Depository, interests in which will be held for the benefit of U.S. purchasers of bonds who are QIBs under Rule 144A.

         "Series A Bonds due August 28, 2012," "bonds of Series A due August 28, 2012" and words of like import shall have the meaning given to the term "Series A Bonds due August 28, 2012" in Section 3.01(a) hereof.

         "Series B Bonds due August 28, 2012," "bonds of Series B due August 28, 2012" and words of like import shall have the meaning given to such term in
Section 3.01(a) hereof.

         "Series A and Series B Bonds due August 28, 2012" shall mean, collectively, Series A Bonds due August 28, 2012 and Series B Bonds due August 28, 2012."

         "Series A or Series B Bonds due August 28, 2012" shall mean Series A Bonds due August 28, 2012 or Series B Bonds due August 28, 2012, as the case may be.

                                  ARTICLE III

                    PROVISIONS OF 8.00% SERIES A AND SERIES B
                    FIRST MORTGAGE BONDS DUE AUGUST 28, 2012

         SECTION 3.01. (a) There are hereby created two series of bonds designated: (i) First Mortgage Bonds, Series A due August 28, 2012, in the aggregate principal amount which at any time may not exceed $450,000,000 (the "Series A Bonds due August 28, 2012"), and (ii) First Mortgage Bonds, Series B due August 28, 2012, in an aggregate principal amount which at any time may not exceed $450,000,000 less the aggregate principal amount of Series A Bonds due August 28, 2012 then outstanding (the "Series B Bonds due August 28, 2012".

         The Series A Bonds due August 28, 2012 may forthwith be executed by the Company substantially in the form set forth in the recitals, including the relevant provisions as indicated therein and delivered to the Trustee for authentication and delivery by the Trustee in accordance with the provisions of the Indenture and this Supplemental Trust Indenture. On or prior to the Exchange Offer Consummation Date, the Company may execute and deliver to the Trustee, and upon delivery of a request from the Company to the Trustee in accordance with the provisions of Article IV of the 1937 Indenture, the Trustee shall authenticate and deliver, the Series B Bonds due August 28, 2012 substantially in the form set forth in the recitals, including the relevant provisions as indicated therein, in exchange for a like principal amount of Series A Bonds due August 28, 2012 validly surrendered to the Company and/or the Trustee, as applicable, pursuant to the Exchange Offer and in accordance with the Registration Rights Agreement. Such request from the Company shall specify the amount of the Series B Bonds due August 28, 2012 to be authenticated and delivered and the date on which such Series B Bonds due August 28, 2012 are to be authenticated and delivered. The aggregate principal amount of the Series A Bonds due August 28, 2012 together with the Series B Bonds due August 28, 2012 outstanding at any time may not exceed $450,000,000.

         (b) (i) The Series A Bonds due August 28, 2012, if issued to persons that are institutional "accredited investors" meeting the requirements of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (each, an "Institutional Accredited Investor") that are not QIBs (as defined below), shall, subject to Sections 3.05(a) and 3.05(c), be issued in definitive form, registered in the name of the purchaser thereof; and (ii) the Series A Bonds due August 28, 2012
(A) if issued to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act; each, a "QIB") in reliance on Rule 144A under the Securities Act shall be issued in the form of one or more Global Bonds that are not Regulation S Global Bonds, or (B) if issued in offshore transactions to non-U.S. persons in reliance on Regulation S shall be issued in the form of one or more Regulation S Global Bonds, shall be deposited on behalf of the purchasers of the Initial Bonds represented thereby with the Trustee (at its respective address for notices set forth in the Indenture), as custodian for the Registered Depository, shall be registered in the name of the Registered Depository or its nominee and the aggregate principal amount of Series A Bonds due August 28, 2012 so issued may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Registered Depository or its nominee.

         (c) Each of the Series A and Series B Bonds due August 28, 2012 shall have and be subject to such other terms as are provided in the Indenture and this Supplemental Trust Indenture.

         SECTION 3.02. The bonds of Series A and Series B due August 28, 2012 shall mature August 28, 2012, and shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of said series shall bear interest from their respective dates at the rate of 8.00% per annum payable on the outstanding principal amount thereof (for purposes of determining the outstanding principal amount of Series A Bonds due August 28, 2012, the aggregate principal amount of all Series B Bonds due August 28, 2012 issued in exchange for such Series A Bonds due August 28, 2012 in an Exchange Offer shall be deducted from the principal amount of such Series A Bonds due August 28,
2012) and payable semi-annually on February 28and August 28th of each year; provided, however, that interest payable on the Series A Bonds due August 28, 2012 shall be subject to increase by a maximum aggregate amount of one half of one percent (0.50%) per annum (the "Special Interest Premium") upon the occurrence of certain circumstances set forth in Section 2(e) of the Registration Rights Agreement (including, without limitation, the failure of the Company to file a registration statement within the specified time period, the failure of such registration statement and/or a shelf registration statement to become effective within the specified time periods, the failure of a shelf registration statement to remain in effect or the failure of the Company to exchange Series B Bonds due August 28, 2012 for Series A Bonds due August 28, 2012 tendered for exchange pursuant to the terms of the Registration Rights Agreement), which Special Interest Premium shall accrue from the date of such occurrence until but not including the date on which such circumstances shall cease to exist, all as provided in Section 2(e) of the Registration Rights Agreement. Subject to Section 3.05 hereof, the principal and interest shall be payable at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, in lawful money of the United States of America. Interest on the bonds of Series A and Series B due August 28, 2012 shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Bonds of Series A due August 28, 2012 shall be dated as of the interest payment date immediately preceding the authentication thereof by the Trustee except that (i) if any bond shall be authenticated before February 28, 2003 it shall be dated as of August 28, 2002 unless (iii) below is applicable, (ii) if the Company shall at the time of the authentication of a bond of Series A due August 28, 2012, be in default in the payment of interest upon the bonds of Series A due August 28, 2012, such bond shall be dated as of the date of the beginning of the earliest period for which such interest is so in default, and
(iii) as long as there is no existing default in the payment of interest on the bonds of Series A due August 28, 2012, if any bond of Series A due August 28, 2012 shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

         Bonds of Series B due August 28, 2012 shall be dated as of the interest payment date immediately preceding the authentication thereof by the Trustee except that (i) if any bond of such series shall be authenticated before the first interest payment date for said series, it shall be dated as of the last interest payment date to which interest has been paid on the bonds of Series A due August 28, 2012 that were exchanged for said bond of Series B due August 28, 2012, (ii) if the Company shall at the time of the authentication of a bond of

Series B due August 28, 2012, be in default in the payment of interest upon the bonds of Series B due August 28, 2012 (or on any bonds of Series A due August 28, 2012 for which said bonds of Series B due August 28, 2012 were issued in exchange), such bond shall be dated as of the date of the beginning of the earliest period for which such interest is so in default, and (iii) as long as there is no existing default in the payment of interest on the bonds of Series B due August 28, 2012, if any bond of Series B due August 28, 2012 shall be authenticated after the close of business on any Record Date but on or prior to the interest payment date relating to such Record Date, it shall be dated as of such interest payment date.

         As long as there is no existing default in the payment of interest on the bonds of Series A or Series B due August 28, 2012, as the case may be, the person in whose name any bond of such series is registered at the close of business on any Record Date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of any such bond of such series subsequent to the Record Date and on or prior to such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the person in whose name such bond of such series is registered on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice thereof shall be given to the registered holder of any bond of such series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the bonds of such series may be listed, and upon such notice as may be required by such exchange.

         The term "Record Date" as used herein with respect to any interest payment date (February 28 or August 28) shall mean the February 13 prior to such February 28 or August 13 prior to such August 28 (whether or not a business day). The term "business day" as used in this Section 3.02 shall mean any day other than a Saturday or Sunday or a day on which the offices of the Trustee in the City of Chicago, Illinois, are closed pursuant to authorization of law.

         As used in this Section 3.02, the term "default in the payment of interest" means failure to pay interest on the applicable interest payment date disregarding any period of grace permitted by the Indenture.

         The "Special Record Date" as used herein shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each bond of Series A or Series B due August 28, 2012, as the case may be, and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as provided in this Section 3.02. Thereupon the Trustee shall fix a Special Record Date for the payment of such defaulted interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the Special

Record Date therefor to be mailed, first class postage prepaid, to each holder of the bonds of the relevant series due August 28, 2012, at his, her or its address as it appears in the bond register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such defaulted interest and the Special Record Date therefor having been mailed as aforesaid, such defaulted interest shall be paid to the persons in whose names the bonds of the relevant series due August 28, 2012 are registered on such Special Record Date and shall not be payable pursuant to the paragraph immediately following in this
Section 3.02.

         The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the bonds of the relevant series due August 28, 2012, may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee of the proposed payment pursuant to this
Section 3.02, such payment shall be deemed practicable by the Trustee.

         SECTION 3.03. The bonds of Series A and/or Series B due August 28, 2012, shall be redeemable at the option of the Company as a whole or in part on any date upon not less than 30 days' previous notice to be given in the manner and with the effect provided in Section 2 of Article X of the 1937 Indenture (except that, on and after the Effective Date, such notice shall be given in the manner and effect provided in Section 10.02 of the Indenture) at a redemption price equal to the greater of (a) the principal amount being redeemed or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the bonds of the relevant series due August 28, 2012 that are being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 50 basis points, plus in each case accrued and unpaid interest to the redemption date.

         "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the bonds of this series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations for such redemption date, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.

         "Independent Investment Banker" means Lehman Brothers Inc. or, if such firm is unwilling or unable to select the Comparable Treasury Issue, one of the remaining Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Reference Treasury Dealer" means (i) each of Lehman Brothers Inc. and any other primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") designated by, and not affiliated with, Lehman Brothers Inc. and their respective successors, provided, however, that if Lehman Brothers Inc. or any of its designees shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer, and (ii) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         The bonds of Series A and Series B due August 28, 2012 are not subject to a sinking fund.

         SECTION 3.04. The bonds of Series A and Series B due August 28, 2012, shall be executed on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President or one of its Vice Presidents and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary or one of its Assistant Secretaries. In case any of the officers who shall have signed any bonds or attested the seal thereon or whose facsimile signature shall be borne by the bonds shall cease to be such officers of the Company before the bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such bonds and attested the seal thereon or whose facsimile signature is borne by the bonds had not ceased to be such officer or officers of the Company. Any bond issuable hereunder may be signed or attested by manual or facsimile signature on behalf of the Company by such person as at the actual date of the execution of such bond shall be the proper officer of the Company, although at the date of issuance of such bond such person shall not have been an officer of the Company.

         SECTION 3.05. (a) Except as provided in subsections (c), (f) and (g) of this Section 3.05 and Sections 3.01(b), 3.06, 3.07 and 3.08 hereof, the registered holder of all Series A and Series B Bonds due August 28, 2012 shall be The Depository Trust Company ("DTC") or its nominee or a successor Registered Depository or its nominee, and such bonds shall be registered in the name of Cede & Co., as nominee for DTC, or a successor Registered Depository or its nominee, if any. The Series A Bonds due August 28, 2012 shall initially be issued in the form of one or more authenticated fully registered certificates in the name of Cede & Co., as nominee for DTC, in the aggregate principal amount of all Series A Bonds due August 28, 2012 authorized for issuance. Upon initial issuance, the ownership of such bonds shall be registered in the bond register kept by the Trustee in the name of Cede & Co., as nominee of DTC. Except as otherwise provided in subsections (c), (f) and (g) of this Section 3.05 and Sections 3.01(b), 3.06, 3.07 and 3.08 hereof, no person other than DTC shall receive authenticated bond certificates evidencing the obligation of the Company to make payments of principal of and interest on the Series A Bonds due August 28, 2012. Notwithstanding any other provision of this Supplemental Trust Indenture to the contrary, so long as any Global Bonds are registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal of, premium, if any, and interest on such Global Bonds and all notices with respect to such Global Bonds shall be made and given, respectively, to DTC as provided in the representation letter dated as of August 28, 2002 among DTC, the Company and the Trustee and relating to such Global Bonds and in the rules and regulations of DTC. The Trustee is hereby authorized and directed to comply with all terms of such representation letter and of the rules and regulations of DTC. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions of the Indenture and this Supplemental Trust Indenture with respect to transfers of bonds, the word "Cede & Co." in this Supplemental Trust Indenture shall refer to such new nominee of DTC.

         (b) The Trustee and the Company may treat the Registered Depository (or its nominee) as the sole and exclusive registered holder of any and all Global Bonds registered in its name for the purposes of payment of the principal of, premium, if any, and interest on such Global Bonds and of giving any notice permitted or required to be given to holders under the Indenture, except as provided in Section 3.05(g) below; and neither the Trustee nor the Company shall be affected by any notice to the contrary; and any provision of this Supplemental Trust Indenture to the contrary notwithstanding, all such principal, premium and interest shall be paid in accordance with the rules and regulations of and agreements with the Registered Depository (or its nominee); and the Trustee is hereby authorized and directed to comply with all such rules and regulations and agreements. Neither the Trustee nor the Company shall have any responsibility or obligation to any Participant, any Beneficial Owner or any other person which is not shown on the bond register maintained by the Trustee as being a registered holder, with respect to the accuracy of any records maintained by the Registered Depository or any Participant; the payment to the Registered Depository or any Participant of any amount in respect of the principal of, premium, if any, or interest on Global Bonds held under or through such Registered Agent or Participant; any notice which is permitted or required to be given under the Indenture to registered holders of Global Bonds; or any consent given or other action taken by the Registered Depository as bondholder. The Trustee shall pay all principal of, premium, if any, and interest on the Global Bonds registered in the name of the Registered Depository (or its nominee) only to or "upon the order of" (as that term is used in the Uniform Commercial Code as adopted in Minnesota and New York) the Registered Depository, and all such payments shall be valid and effective to fully satisfy and discharge the Company's obligations with respect to the principal of, premium, if any, and interest on such Global Bonds to the extent of the sum or sums so paid.

         (c) If the Company in its discretion determines that it is in the best interests of the Beneficial Owners that they be able to obtain definitive bond certificates, the Company may, or if the Beneficial Owner is an Institutional Accredited Investor that is not a QIB, the Company shall, so notify the Registered Depository and the Trustee, whereupon the Registered Depository will notify such persons of the availability through the Registered Depository of definitive bond certificates. In such event, subject to the provisions of
Section 3.08, the Trustee shall issue, transfer and exchange definitive bond certificates for such Global Bonds as requested by the Registered Depository in appropriate amounts pursuant to Article II of the 1937 Indenture prior to the Effective Date, Article II of the Restated Indenture on and after the Effective Date and Section 3.06 of this Supplemental Trust Indenture. The Company shall pay all costs in connection with the production of bond certificates under this
Section 3.05(c).

         In connection with any notice or other communication to be provided pursuant to the Indenture for the bonds of Series A or Series B due August 28, 2012 by the Company or the Trustee with respect to any consent or other action to be taken by the registered holders of the bonds of such series, the Company or the Trustee, as the case may be, shall seek to establish a record date to the extent permitted by the Indenture for such consent or other action and give the Registered Depository notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible.

         (d) NEITHER THE COMPANY NOR THE TRUSTEE WILL HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO THE PARTICIPANTS OR THE BENEFICIAL OWNERS WITH RESPECT TO (1) THE ACCURACY OF ANY RECORDS MAINTAINED BY THE REGISTERED DEPOSITORY OR ANY PARTICIPANT; (2) THE PAYMENT BY THE REGISTERED DEPOSITORY OR ANY PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON ANY GLOBAL BONDS; (3) THE DELIVERY BY THE REGISTERED DEPOSITORY OR ANY PARTICIPANT OF ANY NOTICE TO ANY BENEFICIAL OWNER WHICH IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO REGISTERED HOLDERS; (4) THE SELECTION OF THE BENEFICIAL OWNERS TO RECEIVE PAYMENT IN THE EVENT OF ANY PARTIAL REDEMPTION OF ANY GLOBAL BONDS; OR (5) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY THE REGISTERED DEPOSITORY AS A REGISTERED HOLDER.

         SO LONG AS THE NOMINEE OF THE REGISTERED DEPOSITORY IS THE REGISTERED HOLDER OF ANY GLOBAL BONDS, REFERENCES HEREIN TO REGISTERED HOLDERS OF SUCH THE BONDS SHALL MEAN SUCH NOMINEE AND SHALL NOT MEAN THE BENEFICIAL OWNERS OF THE GLOBAL BONDS NOR THE PARTICIPANTS.

         (e) The Registered Depository may determine to discontinue providing its services with respect to the bonds of Series A and Series B due August 28, 2012 at any time by giving written notice to the Company and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances (if there is no successor book-entry depository), the Company and the Trustee shall be obligated (at the sole cost and expense of the Company), subject to the provisions of Section 3.08 hereof, to deliver bond certificates as described in this Supplemental Trust Indenture. If bond certificates are issued, the provisions of the Indenture and this Supplemental Trust Indenture shall apply to, among other things, the transfer and exchange of such certificates and the method of payment of principal of, premium, if any, and interest on such certificates. Whenever the Registered Depository requests the Company and the Trustee to do so, the Company will direct the Trustee (at the sole cost and expense of the Company) to cooperate with the Registered Depository, subject to the provisions of Section 3.08, in taking appropriate action after reasonable notice (1) to make available one or more separate certificates evidencing the bonds of the relevant series held by any Participant as Beneficial Owner to such Participant or (2) to arrange for another book-entry depository to maintain custody of certificates evidencing the Series A and Series B due August 28, 2012 registered in the name of the departing Registered Depository or its nominee. Any successor book-entry depository must be a clearing agency registered with the Securities and Exchange Commission pursuant to Section 17A of the Securities Exchange Act of 1934 and must enter into an agreement with the Company and the Trustee agreeing to act as the depository and clearing agency for the bonds of Series A and Series B due August 28, 2012 (except as provided in Section 3.05(g) below). After such agreement has become effective, the departing Registered Depository shall, subject to Section 3.08 hereof, present the Global Bonds for registration of transfer in accordance with
Section 12 of Article II of the 1937 Indenture prior to the Effective Date and
Section 2.12 of the Restated Indenture on and after the Effective Date, and the Trustee shall register them in the name of the successor book-entry depository or its nominee. If a successor book-entry depository has not accepted such position before the effective date of the departing Registered Depository's termination of its services, the book-entry system shall automatically terminate and may not be reinstated without the consent of all registered holders of the bonds of Series A and Series B due August 28, 2012.

         (f) The Company, in its sole discretion, may terminate the services of the Registered Depository with respect to the Global Bonds of Series A and Series B due August 28, 2012 if the Company determines that: (i) the Registered Depository is unable to discharge its responsibilities with respect to such Global Bonds; or (ii) it is not in the best interests of the Beneficial Owners of the Series A and Series B Bonds due August 28, 2012 to remain registered in the name of the Registered Depository or its nominee. After such event and if no substitute book-entry depository is appointed by the Company, subject to Section
3.08 hereof, bond certificates will be delivered as described in the Indenture and this Supplemental Trust Indenture.

         (g) Upon the termination of the services of the Registered Depository with respect to the bonds of Series A and Series B due August 28, 2012 pursuant to subsections (c), (f) or (g) of this Section 3.05 after which no substitute book-entry depository is appointed, the bonds of Series A and Series B due August 28, 2012 shall be registered in whatever name or names holders transferring or exchanging such bonds shall, subject to the provisions of
Section 3.08, designate in accordance with the provisions of the Indenture and this Supplemental Trust Indenture.

         SECTION 3.06. Subject to Section 3.08, the registered owner of any bond or bonds of Series A due August 28, 2012 or of Series B due August 28, 2012, at his, her, or its option may surrender the same with other bonds of the same series at the office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other bonds of the same series of higher or lower authorized denominations, but of the same aggregate principal amount, bearing interest from its date, and upon receipt of any payment required under the provisions of Section 3.09 hereof. Thereupon the Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

         SECTION 3.07. Any Initial Bonds which are presented to the Company and/or the Trustee for exchange pursuant to an Exchange Offer in accordance with the terms thereof shall be exchanged for Exchange Bonds of equal principal amount upon surrender to the Company and/or the Trustee of the Initial Bonds to be exchanged; provided, however, that the Initial Bonds so surrendered for exchange shall be duly endorsed and accompanied by a letter of transmittal or written instrument of transfer in form satisfactory to the Company, duly executed by the registered holder thereof or its attorney who shall be duly authorized in writing to execute such document. Whenever any Initial Bonds are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to and in the name of each registered holder that has properly tendered its Initial Bonds for exchange, the same aggregate principal amount of Exchange Bonds as the Initial Bonds that have been so surrendered.

         SECTION 3.08. (a) All Initial Bonds, whether definitive bonds or Global Bonds, and all beneficial interests in one or more Initial Bonds, and all bonds issued upon registration of, transfer of, or in exchange for, any such bonds (other than Exchange Bonds or bonds sold pursuant to an effective registration statement under the Securities Act or bonds issued, directly or indirectly, upon registration of transfer of, or in exchange for, any such bonds), shall be restricted securities (within the meaning of Rule 144 under the Securities Act; hereinafter, collectively, "Restricted Securities") and shall be subject to the restrictions on transfer provided in the legends set forth on the Restricted Securities. The registered holder of each Restricted Security, by such registered holder's acceptance thereof, agrees to be bound by such restrictions on transfer. All Restricted Securities shall bear on their faces the applicable legends limiting transferability set forth on the form of bond in the recitals hereto.

         Institutional Accredited Investors that are not QIBs may hold interests in the Initial Bonds only in definitive form. Any beneficial interest in a Global Bond that is a Restricted Security and is transferred to an Institutional Accredited Investor which is not a QIB will be delivered in the form of a definitive bond and will cease to be an interest in such Global Bond.

         A holder of a beneficial interest in a Global Bond may, subject to the limitations contained in this Section 3.08, exchange such beneficial interest for one or more definitive bonds if (i) the Company notifies the Trustee in writing that the Registered Depository is unwilling or unable to continue as depository for such Global Bond, or the Registered Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depository is not appointed by the Company within 90 days of such notice or cessation or
(ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of definitive bonds. If an exchange of a Global Bond for a definitive bond is made pursuant to clauses (i) or (ii) above, then, upon surrender by the Registered Depository of any beneficial interest in the Global Bonds, definitive bonds will be issued to each person that the Registered Depository identifies as the beneficial owner of the bonds represented by the Global Bonds. Upon any such issuance, the Trustee will be required to register such definitive bonds in the name of such person or persons (or nominee of any thereof) and cause the same to be delivered thereto. Unless determined otherwise by the Company in accordance with applicable law, each such Global Bond and all definitive bonds, upon transfer or exchange of beneficial interests in a Global Bond (other than for an Exchange Bond) will bear the applicable legends limiting transferability set forth on the form of bond in the recitals hereto.

         Each registered holder of a definitive bond or a beneficial interest in a Global Bond that is a Restricted Security will be deemed to have represented and agreed to offer, sell, pledge or otherwise transfer such Initial Bonds or beneficial interest only in accordance with the legend set forth on the face of the Restricted Securities.

         Upon the transfer, exchange or replacement of definitive bonds bearing the legend, or upon request for removal of the legend on a definitive bond, the Trustee will deliver bonds that do not bear such legend if the Trustee has been provided evidence satisfactory to the Company and to the Trustee (which may include an opinion of counsel) that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the Securities Act.

         Subject to the restrictions on transfer and exchange set forth herein and in the Indenture, the holder of any bonds issued hereunder may transfer or exchange such bonds in whole or in part (in a principal amount which is an integral multiple of $1,000 or in an amount which is not an integral multiple of $1,000 if the holder is transferring or exchanging all of the bonds of the relevant series held by such holder) by surrendering them at the Corporate Trust Office of the Trustee or at the office of the transfer agent, together with (a), an executed instrument of assignment and transfer (in the case of a transfer) or a written request for exchange (in the case of exchange), and, in the case of Series A Bonds due August 28, 2012 that are Restricted Securities, a certificate substantially in the form of Exhibit A hereto, and (b) additional certifications and evidence that such transfer or exchange is in compliance with the Securities Act and the restrictions on transfer set forth in such bonds as may be required pursuant to the terms of this Supplemental Trust Indenture.

         Upon surrender of a definitive bond for transfer or exchange with the appropriate documentation, or notification of a request for transfer or exchange of a beneficial interest in a Global Bond for a definitive bond or bonds, subject to the restrictions described herein and in the Indenture, the Trustee will, within five business days of such request if made at the Corporate Trust Office of the Trustee, or within 10 Business Days if made at the office of a transfer agent (other than the Trustee), authenticate and deliver at the Corporate Trust Office of the Trustee or the office of the transfer agent, as the case may be, to the transferee (in the case of transfer) or registered holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or registered holder (in the case of exchange) to such address as the transferee or Holder, as applicable, may request, a definitive bond or bonds, as the case may require, for a like aggregate principal amount and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any definitive bond will not be valid unless made at the Corporate Trust Office of the Trustee or at the office of a transfer agent by the registered holder in person or by a duly authorized attorney-in-fact.

         (b) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Global Bond or a beneficial interest therein or to a definitive bond held of record by an Institutional Accredited Investor prior to the expiration of the Resale Restriction Termination Date:

                  (i) a transfer of a Rule 144A Global Bond or a beneficial interest therein or a definitive bond held of record by an Institutional Accredited Investor to a QIB shall be made upon the representation of the transferee that it is purchasing the bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of a Rule 144A Global Bond or a beneficial interest therein or a definitive bond held of record by an Institutional Accredited Investor to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and

                  (iii) a transfer of a Rule 144A Global Bond or a beneficial interest therein or a definitive bond held of record by an Institutional Accredited Investor to a non-U.S. person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.

         (c) The following provisions shall apply with respect to any proposed transfer of a Regulation S Global Bond or a beneficial interest therein prior to the expiration of the 40-day "distribution compliance period" within the meaning of Rule 903 of Regulation S under the Securities Act (the "Distribution Compliance Period"):

                  (i) a transfer of a Regulation S Global Bond or a beneficial interest therein to a QIB shall be made upon the representation of the transferee that it is purchasing the bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of a Regulation S Global Bond or a beneficial interest therein to an Institutional Accredited Investor shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit B annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them; and

                  (iii) a transfer of a Regulation S Global Bond or a beneficial interest therein to a non-U.S. person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Exhibit C annexed hereto from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them.

         Prior to or on the expiration of the Distribution Compliance Period, beneficial interests in a Regulation S Global Bond may only be held through the operator of the Euroclear System ("Euroclear") or Clearstream Banking, a societe anonyme ("Clearstream") (as indirect participants in DTC) or another agent member of Euroclear and Clearstream acting for and on behalf of them, unless exchanged for interests in the Rule 144A Global Bond in accordance with the certification requirements hereof. During the Distribution Compliance Period, interests in the Regulation S Global Bond, if any, may be exchanged for interests in the Rule 144A Global Bond or for definitive bonds only in accordance with the certification requirements described in this Section 3.08.

         After the expiration of the Distribution Compliance Period, interests in the Regulation S Global Bond may be transferred without requiring the certification set forth in Exhibit C annexed hereto or any additional certification.

         As used in the preceding two paragraphs of this Section 3.08, the term "transfer" encompasses any sale, transfer or other disposition of any bonds referred to herein except for transfers from any registered holder to an affiliate of such registered holder; provided, that such transferring registered holder shall deliver a letter to the Trustee stating that the transferee is an affiliate of such registered holder. The Trustee shall be entitled to rely on and be fully protected in its reliance on such letter.

         SECTION 3.09. Notwithstanding the provisions of Section 11 of Article II of the 1937 Indenture or of any provision of this Supplemental Trust Indenture, the Company shall not be required to issue, transfer or exchange any bond of Series A or Series B due August 28, 2012, as the case may be, during a period of ten (10) days immediately preceding any selection of bonds of such series to be redeemed. The Company shall not be required to transfer or exchange any bond of Series A or Series B due August 28, 2012, as the case may be, called or being called for redemption in its entirety or to transfer or exchange the called portion of a bond of Series A or Series B due August 28, 2012, which has been called for partial redemption. No charge shall be made by the Company for any exchange or transfer pursuant to Sections 3.01(b), 3.05, 3.06, 3.07 or 3.08 hereof of bonds of Series A or Series B due August 28, 2012, as the case may be, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

                                   ARTICLE IV

                       APPOINTMENT OF AUTHENTICATING AGENT

         SECTION 4.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered bonds of Series A and Series B due August 28, 2012, in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

         SECTION 4.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $10,000,000 and is subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 4.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

         (c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 4.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties, and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 4.02.

         (d) The Trustee agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 4.02, reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments.

         SECTION 4.03. If an appointment is made pursuant to this Article IV, the registered bonds of Series A and Series B due August 28, 2012 (issued after such appointment), shall have endorsed thereon, in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

         This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                                       BNY MIDWEST TRUST COMPANY, as Trustee,


                                       -----------------------------------------
                                       By:


                                       AUTHENTICATING AGENT,


                                       -----------------------------------------
                                       By:
                                            AUTHORIZED OFFICER

         SECTION 4.04. No provision of this Article IV shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

                                    ARTICLE V

                       FINANCING STATEMENT TO COMPLY WITH
                           THE UNIFORM COMMERCIAL CODE

         SECTION 5.01. The name and address of the debtor and secured party are set forth below:

         Debtor:                    Northern States Power Company
                                    414 Nicollet Mall
                                    Minneapolis, Minnesota 55401

         Secured Party:             BNY Midwest Trust Company, Trustee
                                    2 North LaSalle Street
                                    Suite 1020
                                    Chicago, Illinois  60602

NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

         SECTION 5.02. Reference to Article I hereof is made for a description of the property of the debtor covered by this Financing Statement with the same force and effect as if incorporated in this Section at length.

         SECTION 5.03. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture and this Supplemental Trust Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows:

   First Mortgage Bonds                                                     Principal Amount


Series due April 1, 2003.............................................          $ 80,000,000
Series due December 1, 2005..........................................          $ 70,000,000
Pollution Control Series J...........................................          $  5,450,000
Pollution Control Series K...........................................          $  3,400,000
Pollution Control Series L...........................................          $  4,850,000
Series due July 1, 2025..............................................          $250,000,000
Pollution Control Series N...........................................          $ 27,900,000
Pollution Control Series O...........................................          $ 50,000,000
Pollution Control Series P...........................................          $ 50,000,000
Series due March 1, 2003.............................................          $100,000,000
Series due March 1, 2028.............................................          $150,000,000
Resource Recovery Series Q...........................................          $ 15,170,000
Resource Recovery Series R...........................................          $ 19,615,000
Series due August 15, 2003...........................................          $308,000,000
Pollution Control Series S...........................................          $ 69,000,000
Series A and Series B due August 28, 2012............................          $450,000,000

         SECTION 5.04. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the Series mentioned above secured by said Indenture and this Supplemental Trust Indenture.

         SECTION 5.05. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota, North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

Original Indenture
     Dated February 1, 1937

Supplemental Indenture
     Dated June 1, 1942

Supplemental Indenture
     Dated February 1, 1944

Supplemental Indenture
     Dated October 1, 1945

Supplemental Indenture
     Dated July 1, 1948

Supplemental Indenture
     Dated August 1, 1949

Supplemental Indenture
     Dated June 1, 1952

Supplemental Indenture
     Dated October 1, 1954

Supplemental Indenture
     Dated September 1, 1956

Supplemental Indenture
     Dated August 1, 1957

Supplemental Indenture
     Dated July 1, 1958

Supplemental Indenture
     Dated December 1, 1960

Supplemental Indenture
     Dated August 1, 1961

Supplemental Indenture
     Dated June 1, 1962

Supplemental Indenture
     Dated September 1, 1963

Supplemental Indenture
     Dated August 1, 1966

Supplemental Indenture
     Dated June 1, 1967

Supplemental Indenture
     Dated October  1, 1967

Supplemental Indenture
     Dated May 1, 1968

Supplemental Indenture
     Dated October 1, 1969

Supplemental Indenture
     Dated February 1, 1971

Supplemental Indenture
     Dated May 1, 1971

Supplemental Indenture
     Dated February 1, 1972

Supplemental Indenture
     Dated January 1, 1973

Supplemental Indenture
     Dated January 1, 1974

Supplemental Indenture
     Dated September 1, 1974

Supplemental Indenture
     Dated April 1, 1975

Supplemental Indenture
     Dated May 1, 1975

Supplemental Indenture
     Dated March 1, 1976

Supplemental Indenture
     Dated June 1, 1981

Supplemental Indenture
     Dated December 1, 1981

Supplemental Indenture
     Dated May 1, 1983

Supplemental Indenture
     Dated December 1, 1983

Supplemental Indenture
     Dated September 1, 1984

Supplemental Indenture
     Dated December 1, 1984

Supplemental Indenture
     Dated May 1, 1985

Supplemental Indenture
     Dated September 1, 1985

Supplemental Indenture
     Dated May 1, 1988

Supplemental Indenture
     Dated July 1, 1989

Supplemental Indenture
     Dated June 1, 1990

Supplemental Indenture
     Dated October 1, 1992

Supplemental Indenture
     Dated April 1, 1993

Supplemental Indenture
     Dated December 1, 1993

Supplemental Indenture
     Dated February 1, 1994

Supplemental Indenture
     Dated October 1, 1994

Supplemental Indenture
     Dated June 1, 1995

Supplemental Indenture
     Dated April 1, 1997

Supplemental Indenture
     Dated March 1, 1998

Supplemental Indenture
     Dated May 1, 1999

Supplemental Indenture
     Dated June 1, 2000

Supplemental Indenture
     Dated August 1, 2000

Supplemental Indenture
     Dated June 1, 2002

Supplemental Indenture
     Dated July 1, 2002


         SECTION 5.06. The property covered by this Financing Statement also shall secure additional series of First Mortgage Bonds of the debtor which may be issued from time to time in the future in accordance with the provisions of the Indenture.

                                   ARTICLE VI

                             AMENDMENTS TO INDENTURE

         SECTION 6.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Trust Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including bonds of Series A and Series B due August 28, 2012), originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                   ARTICLE VII

                                  MISCELLANEOUS

         SECTION 7.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to the value of any of the property subject to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate) and the Trustee shall incur no responsibility in respect of such matters.

         SECTION 7.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April
1, 1997, March 1, 1998, May 1, 1999, June 1, 2000, August 1, 2000, June 1, 2002
and July 1, 2002.

         SECTION 7.03. (a) If any provision of this Supplemental Trust Indenture limits, qualifies or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939, as amended (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provision shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder shall be invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced or disturbed thereby.

         SECTION 7.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without either prefix, "1937", "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         SECTION 7.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 7.06. (a) This Supplemental Trust Indenture may be simultaneously executed in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         The total aggregate amount of obligations to be issued forthwith under this Supplemental Trust Indenture is $450,000,000.


                                ----------------

         IN WITNESS WHEREOF, on this 21st day of August, A.D. 2002, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed and this Supplemental Trust Indenture effective August 1, 2002 to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and BNY MIDWEST TRUST COMPANY (as successor trustee to Harris Trust and Savings Bank), an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture effective August 1, 2002, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf.

                                       NORTHERN STATES POWER COMPANY

                                       /s/ Paul E. Pender
                                       -----------------------------------------
                                       By: Paul E. Pender
                                           Its: Vice President and Treasurer

Attest:

/s/ Nancy Haley
-------------------------------
Nancy Haley
Assistant Secretary

Executed by Northern States                                     (CORPORATE SEAL)
Power Company in the presence of:

/s/ Mary Schell
-----------------------------
Mary Schell, Witness


/s/ Elizabeth Blohm
-----------------------------
Elizabeth Blohm, Witness

                                             BNY MIDWEST TRUST COMPANY,
                                             as Trustee

                                             /s/ J. Bartolini
                                             -----------------------------------
                                             By:  J. Bartolini
                                                  Its:  Vice President

Attest:

/s/ M. Callahan
----------------------------
M. Callahan
Assistant Vice President

Executed by BNY Midwest Trust Company in the presence of:

/s/ K. Gibson
----------------------------                                    (CORPORATE SEAL)
K. Gibson, Witness

/s/ A. Hernandez
----------------------------
A. Hernandez, Witness

STATE OF MINNESOTA             )
                               )  ss.:
COUNTY OF HENNEPIN             )

         On this 21st day of August A.D. 2002, before me, Sharon Quellhorst, a Notary Public in and for said County in the State aforesaid, personally appeared Paul E. Pender and Nancy Haley, to me personally known, and to me known to be the Vice President and Treasurer and Assistant Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each for himself, did say that he, the said Paul E. Pender is a Vice President and Treasurer, and she, the said Nancy Haley is the Assistant Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its stockholders and board of directors; and said Paul E. Pender and Nancy Haley each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 21st day of August, A.D. 2002.

/s/ Sharon Quellhorst
------------------------------------
Sharon Quellhorst
Notary Public
My commission expires January 31, 2005
                                                                   (NOTARY SEAL)

STATE OF MINNESOTA             )
                               )  ss.:
COUNTY OF HENNEPIN             )

         Paul E. Pender and Nancy Haley, being severally duly sworn, each deposes and says that he, the said Paul E. Pender is Vice President and Treasurer, and she, the said Nancy Haley is Assistant Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

/s/ Paul E. Pender                                /s/ Nancy Haley
------------------------------                    ------------------------------
Paul E. Pender                                    Nancy Haley


       Subscribed and sworn to before me this 21st day of August, A.D. 2002.

/s/ Sharon Quellhorst
------------------------------
Sharon Quellhorst
Notary Public
My commission expires January 31, 2005
                                                           (NOTARY SEAL)

STATE OF ILLINOIS              )
                               )  ss.:
COUNTY OF COOK                 )

         On this 13th day of August A.D. 2002, before me, L. Garcia, a Notary Public in and for said County in the State aforesaid, personally appeared J. Bartolini and M. Callahan to me personally known, and to me known to be the Vice President and Assistant Vice President, respectively, of BNY Midwest Trust Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that she, the said J. Bartolini is a Vice President, and she, the said M. Callahan, is the Assistant Vice President, of said BNY Midwest Trust Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed on behalf of said corporation by authority of its board of directors; and said J. Bartolini and M. Callahan each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal, this 13th day of August A.D. 2002.

/s/ L. Garcia
--------------------------------
L. Garcia
Notary Public
My commission expires July 8, 2006
                                                                   (NOTARY SEAL)

STATE OF ILLINOIS              )
                               )  ss.:
COUNTY OF COOK                 )

         J. Bartolini and M. Callahan, being severally duly sworn, each for himself deposes and says that she, the said J. Bartolini, is Vice President, and she, the said M. Callahan, is Assistant President, of BNY Midwest Trust Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee; and each for himself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.

/s/ J. Bartolini                                  /s/ M. Callahan
------------------------------                    ------------------------------
J. Bartolini                                      M. Callahan



       Subscribed and sworn to before me this 13th day of August A.D. 2002.

/s/ L. Garcia
------------------------------
L. Garcia
Notary Public
My commission expires July 8, 2006
                                                                   (NOTARY SEAL)

                                   SCHEDULE A

         The property referred to in Article II of the foregoing Supplemental Trust Indenture from Northern States Power Company to BNY Midwest Trust Company, Trustee, effective as of August 1, 2002, includes the following property hereafter more specifically described. Such description, however, is not intended to limit or impair the scope or intention of the general description contained in the granting clauses or elsewhere in the Original Indenture.

                     I. PROPERTIES IN THE STATE OF MINNESOTA

         The following described real property, situate, lying and being in the County of Stearns, to-wit:

         1. That part of the West Half of the Northwest Quarter of Section 21, Township 123 North, Range 30 West, Stearns County, Minnesota described as follows:

                  The south 325.00 feet of the east 750.00 feet, as measured at right angles to the south and east lines of said West Half of the Northwest Quarter, lying northerly of the northerly right-of-way of County Road No. 158. Less and except the east
                  450.00 feet thereof.

                   II. GAS DISTRIBUTION SYSTEMS OF THE COMPANY
                            IN THE STATE OF MINNESOTA


         1. A four-inch transmission main in Isanti and Sherburne Counties extending approximately 23.01 miles (approximately 121,500 feet) known as the "Isanti Line".

         2. A four-inch transmission main extending approximately 4.74 miles (approximately 25,000 feet) and a six-inch transmission main extending approximately 3.79 miles (approximately 20,000 feet) in Wright County known as the "St. Michael Expansion".

                                                                       EXHIBIT A

                        [Form of Transferor Certificate]

                  CERTIFICATE TO NORTHERN STATES POWER COMPANY
         AND TRUSTEE FIRST MORTGAGE BONDS, SERIES A DUE AUGUST 28, 2012

         This is to certify that as of the date hereof with respect to U.S. $________ principal amount of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Bonds") for registration of transfer or for exchange where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned holder (each such transaction being a "transfer"), the undersigned holder of the Surrendered Bonds represents and certifies for the benefit of Northern States Power Company and BNY Midwest Trust Company, as Trustee, that the transfer of Surrendered Bonds associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Bonds for the reason checked below:

[  ]     The Surrendered Bonds are being transferred to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A under the Securities Act; or

[  ]     The Surrendered Bonds are being transferred to an institution that is an "accredited investor" meeting the requirements of Rule 501(a)(1),
         (2), (3) or (7) under the Securities Act that is acquiring the Surrendered Bonds for investment purposes and not for distribution;(1) or

[  ]     The transfer of the Surrendered Bonds complies with Rule 144 under the
         Securities Act;(2) or

[  ]     The transfer of the Surrendered Bonds complies with another applicable exemption from the registration requirements of the Securities Act.(2)


                                       [Name of holder]


Dated:                      ,
         ------------------  -------
[To be dated the date of presentation or surrender]






----------------
         1 These transfers require that the transferee deliver a letter substantially in the form of Exhibit B to the Supplemental Trust Indenture dated as of August 1, 2002 and may also require an opinion of counsel.

         2 These transfers may require an opinion of counsel.

                                                                       EXHIBIT B

                        [Form of Institutional Accredited
                     Investor Transferee Compliance Letter]

Northern States Power Company
414 Nicollet Mall
Minneapolis, Minnesota 55401
Attention:  Investor Relations

BNY Midwest Trust Company, Trustee
2 North LaSalle Street
Suite 1020
Chicago, Illinois  60602
[Attention:                  ]
           ------------------

Dear Ladies and Gentlemen:

         In connection with our proposed purchase of $______ aggregate principal amount of 8.00% First Mortgage Bonds, Series A due August 28, 2012 (the "Bonds") of Northern States Power Company, a Minnesota corporation (the "Company"), we confirm that:

                  1. We understand that the Bonds have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, to offer, sell, pledge or otherwise transfer such Bonds prior to the date which is two years after the later of the original issue date of the Bonds and the last date on which the Company or any affiliate of the Company was the owner of the Bond (or any predecessor of such Bond), only (i) to the Company, (ii) so long as such Bonds are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit A to the Supplemental Trust Indenture relating to the Bonds, dated as of August 1, 2002), (iii) to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act (as indicated by the box checked by the transferor on the Transferor Certificate, a form of which is attached as Exhibit A to the Supplemental Trust Indenture relating to the Bonds, dated as of August 1, 2002) that is acquiring the Bonds in a minimum amount of $250,000 for investment purposes and not for distribution and an Institutional Accredited Investor Transferee Compliance Letter in the form hereof is delivered to the Company and to the Trustee under the Indenture relating to the Bonds by such accredited investor, (iv) pursuant to any other available exemption from registration under the Securities Act, or (v) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Bonds from us of the above resale restrictions, if then applicable. We further understand that in connection with any transfer of the Bonds by us that the Company and the Trustee may request, and if so requested we will furnish, such opinions of counsel, certificates and/or other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

                  2. We are an institutional investor and are an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Bonds, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  3. We understand that the Bonds will be issued solely in physical certificated form (and not in the form of interests in securities deposited with The Depository Trust Company) and the minimum principal amount of Bonds that may be purchased by an institutional accredited investor is $250,000.

                  4. We are acquiring the Bonds purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Name of Purchaser)

                                        By:
                                           -------------------------------------


Date:
      ---------------------------

                                                                       EXHIBIT C

                   [Form of Regulation S Transfer Certificate]

                                                                          [date]
Northern States Power Company
414 Nicollet Mall
Minneapolis, Minnesota 55401
Attention:  Investor Relations

BNY Midwest Trust Company, Trustee
2 North LaSalle Street
Suite 1020
Chicago, Illinois  60602
[Attention:                 ]
           -----------------

Dear Ladies and Gentlemen:

         In connection with our proposed purchase of $______ aggregate principal amount of 8.00% First Mortgage Bonds, Series A due August 28, 2012 (the "Bonds") of Northern States Power Company, a Minnesota corporation (the "Company"), we confirm that:

         (a)      the offer of the Bonds was not made to a person in the United
                  States;

         (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

         (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

         In addition, if the sale is made during a Distribution Compliance Period and the provisions of Rule 903(a)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

         The Company and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.



Very truly yours,

(Name of Transferor]


By:
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         This instrument was drafted by Northern States Power Company, 414
Nicollet Mall, Minneapolis, Minnesota 55401.

         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.